                                                                     Exhibit 3.1
                                                                     -----------

                            Certificate Number 9307


                               STATE OF ILLINOIS

                                   OFFICE OF
                            THE SECRETARY OF STATE

                              [LOGO APPEARS HERE]


To all to whom these Presents Shall Come, Greeting:


Whereas, a STATEMENT OF INCORPORATION, duly signed, acknowledged and certified under oath has been filed in the Office of the Secretary of State, on the 11th day of April A.D. 1922 for the organization of the UTILITY SUPPLY COMPANY under and in accordance with the provisions of "AN ACT IN RELATION TO CORPORATIONS FOR PECUNIARY PROFIT" approved June 28, 1919, and in force July 1, 1919, and amendments thereof a copy of which statement is hereto attached;

Now Therefore, I, LOUIS L. EMMERSON, Secretary of State of the State of Illinois, by virtue of the powers and duties vested in me by law, do hereby certify that the said UTILITY SUPPLY COMPANY is a legally organized Corporation under the laws of this State.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the
                  Great Seal of the State of Illinois. Done at the City of Springfield this 11th day of April A.D. 1922 and of the Independence of the United States the one hundred and 46th.


                                 LOUIS L. EMMERSON
                  ----------------------------------------------------
                                                    SECRETARY OF STATE

                  (THIS STATEMENT MUST BE FILED IN DUPLICATE)

       STATE OF ILLINOIS,       )
                                )
           COOK          County,)   ss.
- -------------------------       )


To LOUIS L. EMMERSON, Secretary of State:

     We, the undersigned, adult citizens of the United States, at least one of whom is a citizen of Illinois,

===============================================================================
                                                         ADDRESS
            NAME                        NUMBER     STREET        CITY     STATE
- -------------------------------------------------------------------------------
  Israel Kriloff                         5121 Indiana Ave., Chicago, Ill.
- -------------------------------------------------------------------------------
  Morris Wolf                            3327 Flornoy St., Chicago, Ill.
- -------------------------------------------------------------------------------
  Harry Hechtman                         2109 S. Harding Ave., Chicago, Ill.
- -------------------------------------------------------------------------------

propose to form a corporation under an Act of the General Assembly of the State of Illinois, entitled, "An Act in relation to corporations for pecuniary profit, "approved June 28, 1919, in force July 1, 1919; and, for the purpose of such organization, we hereby state as follows, to-wit:

     1.  The name of such corporation is UTILITY SUPPLY COMPANY

     2. The object for which it is formed is to buy, sell, exchange, manufacture and deal in office supplies of every nature and description and to buy, sell, exchange, manufacture and deal in general merchandise.











     3.  The duration of the corporation is Ninety-nine Years (99)       years.
                                           ----------------------------
                                                                         Avenue
     4.  The location of the principal office is 166 W. Adams Street,   Street,
                                                -----------------------
               CHICAGO          , County of       COOK        State of Illinois
         -----------------------           -------------------

                                               Preferred $ none
     5.  The total authorized capital stock is Common $30,000.00 and
                 shares of    Preferred
         --------             Common      without par value.

     6. The amount of each share having a par value is One Hundred Dollars ($100.00)

     7.  The number of shares having a par value is three hundred (300)

     8.  The number of shares of no par value is none

     9. The name and address of the subscribers to the capital stock, and the amount subscribed and paid in by each, are as follows:

==========================================================================================
                                 ADDRESS                    NUMBER    AMOUNT
    NAME            NUMBER    STREET    CITY    STATE         OF       SUB-       AMOUNT
                                                            SHARES    SCRIBED     PAID IN
- ------------------------------------------------------------------------------------------
Israel Kriloff      5121 Indiana Ave., Chicago, Illinois      75    $7,500.00    $7,500.00
- ------------------------------------------------------------------------------------------
Morris Wolf         3327 Flornoy St., Chicago, Illinois       75     7,500.00     7,500.00
- ------------------------------------------------------------------------------------------
Harry Hechtman      2109 S. Harding Ave., Chicago, Illinois   75     7,500.00     7,500.00
- ------------------------------------------------------------------------------------------
Louis Kriloff       5121 Indiana Ave., Chicago, Illinois      75     7,500.00     7,500.00
- ------------------------------------------------------------------------------------------



10.*

     11.  Amount of capital stock which it is proposed to issue at once:

                                                           Preferred $
        (a)  On shares having no par value  none                      ---------
                                                           Common    $
                                                                      ---------

                                                           Preferred $
        (b)  On shares having a par value of $30,000.00               ---------
                                                           Common    $30,000.00
                                                                      ---------

     12.  Amount of capital stock actually paid in:

                                                           Preferred $
        (a)  On shares having no par value  none                      ---------
                                                           Common    $
                                                                      ---------

                                                           Preferred $
        (b)  On shares having a par value of $30,000.00               ---------
                                                           Common    $30,000.00
                                                                      ---------

     13.  Amount of capital stock paid in cash is Ten Thousand Dollars
$10,000.00

     14. Capital stock paid in property, appraised as follows: Twenty Thousand $20,000.00

     15.  The location and a general description of such property is as follows:

              166 W. Adams Street, Chicago, Illinois, which contains stock, fixtures, merchandise and furniture, the reasonable value of which is $20,000.00.

     16.  The management of the corporation shall be vested in three directors.

     17. The names and addresses of the first board of directors, at least one of whom is a resident of Illinois, and the respective term for which elected are as follows:

===============================================================================
        NAME                         ADDRESS                     TERM FOR WHICH
                       NUMBER    STREET    CITY    STATE             ELECTED
- -------------------------------------------------------------------------------
Israel Kriloff         5121 Indiana Ave., Chicago, Ill.              1 year
- -------------------------------------------------------------------------------
Morris Wolf            3327 Flornoy St., Chicago, Ill.               1 year
- -------------------------------------------------------------------------------
Harry Hechtman         2109 S. Harding Ave., Chicago, Ill.           1 year
- -------------------------------------------------------------------------------

===============================================================================
     18. Subject to the conditions and limitations prescribed by "The General Corporation Act" of Illinois, this corporation shall have the following powers, rights and privileges:
     To have succession by its corporate name for the period limited in its certificate of incorporation, or any amendment thereof;
     To sue or be sued in its corporate name;
     To have and use a common seal and after the same at pleasure;
     To have a capital stock of such an amount, and divided into shares with a par value, or without a par value, and to divide such capital stock into such classes, with such preferences, rights, values and interests as may be provided in the article of incorporation, or any amendment thereof;
     To acquire, and to own, possess and enjoy so much real and personal property as may be necessary for the transaction of the business of such corporation, and to lease, mortgage, pledge, sell, convey or transfer the same; and to acquire and to own real property, improved or unimproved, for the purpose of providing homes for its employees or aiding its employees to acquire and own homes and to improve, lease, mortgage, contract to sell, convey or transfer the same, and to loan money to its employees for such purpose upon such terms as may be agreed upon.
     To own, purchase or otherwise acquire, whether in exchange for the issuance of its own stock, bonds, or other obligations or otherwise, and to hold, vote, pledge, or dispose of the stocks, bonds, and other evidences of indebtedness of any corporation, domestic or foreign;
     To borrow money at such rate of interest as the corporation may determine without regard to or restrictions under any usury law of this State and to mortgage or pledge its property, both real and personal, to secure the payment thereof;
     To elect officers, appoint agents, define their duties and fix their compensation;
     To lease, exchange or sell all of the corporate assets with the consent of two-thirds of all of the outstanding capital stock of the corporation at any annual meeting or at any special meeting called for that purpose;
     To make by-laws not inconsistent with the laws of this State for the administration of the business and interests of such corporation;
     To conduct business in this State, other states, the District of Columbia, the territories, possessions, and dependencies of the United States and in foreign countries and to have one or more offices of this State, and to hold, purchase, mortgage, and convey real and personal property outside of this State necessary and requisite to carry out the object of the corporation;
     In time of war to transact any lawful business in aid of the United States in the prosecution of war, to make donations to associations and organizations aiding in war activities and to loan money to the State or Federal government for war purposes;

     To cease doing business and to surrender its charter;

     To have and to exercise all the powers necessary and convenient to carry into effect the purpose for which such corporation is formed.

     19. An estimate of the per cent. of tangible property of the corporation to be used in Illinois for the following year is 100%

     20. An estimate of the per cent. of the business of the corporation which will be transacted at or from places of business in Illinois for the following year is 100%

     21. Give the location of the principal places of business of the corporation for the following year and an estimate of the amount of business which will be transacted through each.

                166 W. Adams Street, Chicago, Illinois, 100%




                             Israel Kriloff
                             Morris Wolf
                             Harry Hechtman
                             Louis Kriloff            Incorporators


                           OATH AND ACKNOWLEDGMENT.

      STATE OF ILLINOIS,   )
                           )
               COOK County )   ss.
- -------------------        )


     I, Charles Waldman, a Notary Public do hereby certify that on the 5th day of April A.D. 1922, personally appeared before me Israel Kriloff, Morris Wolf, Harry Hechtman and Louis Kriloff, to me personally known to be the same persons who executed the foregoing and severally acknowledged that they executed the same for the purposes therein set forth, and being duly sworn hereby declared on oath that the foregoing statements made, subscribed and verified by them are true in substance and in fact.

     In Witness Whereof, I have hereunto set my hand and seal the day and year above written.

                                                  /s/ Charles Waldman
                                            -----------------------------------
                                                                  Notary Public.

[SEAL]

===============================================================================

                           CORPORATION FOR PECUNIARY
                                    PROFIT.

                           Fees payable in advance.

                         Statement of Incorporation of

                            UTILITY SUPPLY COMPANY

===============================================================================



                             [STAMP APPEARS HERE]





                              INCORPORATION FEES,

     Initial fee of 1/20 of one per cent. on the authorized capital stock, with a minimum fee of $20.00, also franchise fee as required by Section 129 of the General Corporation Act.

===============================================================================
     *Note.--In paragraph 10 you should set out a brief description of the rights and preferences of the holders of preferred stock, or any other provision for the regulation of the business and the conduct of the affairs of the corporation. In case of a building corporation you will also give in the same space a specific and definite description of the site of such building. In order to avoid delay read carefully each paragraph in the statement before interpointing the data required. Beware execution of the statement compare every recital in the statement and see whether or not it balances with every other recital relating to the same matter.

                            Certificate Number 698


                               STATE OF ILLINOIS

                                   OFFICE OF
                            THE SECRETARY OF STATE

                              [LOGO APPEARS HERE]


     To all to whom these Presents Shall Come, Greeting:

     Whereas, from a certificate duly signed and verified under oath filed in the Office of the Secretary of State on the 20th day of March A.D. 1929 it appears that at a meeting of the stockholders of the UTILITY SUPPLY COMPANY duly convened a resolution was passed to increase capital stock in accordance with the provisions of an Act entitled "AN ACT IN RELATION TO CORPORATIONS FOR PECUNIARY PROFIT" approved June 28, 1919, in force July 1, 1919, and all ads amendatory thereof, a copy of which certificate is hereto attached;

Now Therefore, I. William J. Stratton, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law do hereby certify that UTILITY SUPPLY COMPANY has legally increased capital stock from $30,000.00 to $100,000.00 as provided in the aforesaid Act.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the
                  Great Seal of the State of Illinois, Done at the City of Springfield this 20th day of March A.D. 1929 and of the Independence of the United States the one hundred and 53rd.
[SEAL]

                                                             WILLIAM J. STRATTON
                                                   -----------------------------
                                                             SECRETARY OF STATE.

     NOTICE: This certificate is to be used for increasing the capital stock. Other changes in the Articles of Incorporation included in resolution increasing the capital stock may also be included in this certificate.

                                    FORM K

                  THIS CERTIFICATE MUST BE FILED IN DUPLICATE

          STATE OF ILLINOIS )
                            )
County of    Cook           )   ss.
          ------------------)


     I hereby certify that at a special meeting of the Stockholders of the UTILITY SUPPLY COMPANY held at Chicago, Illinois on 1st day of September A.D. 1928, at 2:00 o'clock P.M., pursuant to notice required by law, which said notice was delivered personally (or deposited in the post office properly posted) at least ten days before the time fixed for such meeting, properly addressed to each stockholder, signed in the manner provided in the by-laws of said Corporation, stating the time, place and object of such meeting.

     The following resolution was adopted, at least two-thirds of all the votes represented by the whole stock of said Corporation issued and outstanding voting therefor:

     RESOLVED, That the capital stock is hereby increased from $30,000.00 consisting of 300 shares of the par value of $100.00 per share and no shares of stock of no par value $100,000 consisting of 1000 shares of the par value of $100.00 per share and no shares of no par value.

     In case additional space is required insert sheets of legal cap paper here, leaving two inches at top of each sheet for the purpose of binding in the certificate.







     The total amount of capital stock already authorized is $30,000.00
                                                             -----------
     The amount of the increased capital stock which is proposed to issue at
once and which will be paid in cash is as follows:      none

                                                           (common    $ none
        shares having a par value of $         per share is(           ---------
- --------                              --------             (preferred $ none
                                                                       ---------
                                     (common    $ none
        shares having no par value is(           ------
- --------                             (preferred $ none
                                                 ------

     The amount of the increased capital stock which is proposed to issue at once for property, and appraised value thereof is as follows:

                                                           (common    $20,000.00
  200   shares having a par value of $100.00   per share is(           ---------
- --------                              --------             (preferred $ None
                                                                       ---------

                                     (common    $ None
  No    shares having no par value is(           ------
- --------                             (preferred $ None
                                                 ------

     The location and a general description of such property is as follows:

     All of the furniture, fixtures, equipment, accounts receivable, stock in trade and good-will of the Chicago Loose Leaf Mfg. Co., a corporation, 317 W. Monroe Street, Chicago, Illinois.

     Affix Corporate Seal
            Here                       Attest: /s/ Harry Hechtman
                                              ----------------------------------
                                                                      Secretary.

         STATE OF ILLINOIS     )
                               )
County of    Cook              )   ss.
         --------------------- )


     I, Morris Wolf, being duly sworn, declare on oath that I am President of the Corporation mentioned in the foregoing certificate, and that the statements therein made are true in substance and in fact.

     IN WITNESS WHEREOF, I have hereunto set my hand, and caused the seal of said Corporation to be affixed, this 18th day of March, A. D. 1929.

                                                     /s/ Morris Wolf
                                                 ------------------------------
                                                                      President.

     Subscribed and sworn to before me this 18th day of March A. D. 1929.

                                                    /s/ SIGNATURE ILLEGIBLE
                                                 -------------------------------
                                                                  Notary Public.

         Affix
     Notarial Seal
         Here




                                    FORM K.

Box  1648                                                         No. 111748

===============================================================================

                                  CERTIFICATE

                                      of

                        Increase of Capital Stock from
                           $30,000.00 to $100,000.00

                                      of

                       The UTILITY SUPPLY COMPANY

                             317 W. Monroe Street.
                               Chicago, Illinois

===============================================================================
     The fees required are covered by Sections 96, 97, 105, 107 and 129 of the General Corporation Act.
     Blanks for filing amendments where the notice prescribed by statute is waived will be furnished upon request.

                           Certificate Number 4551
                                             --------

                               STATE OF ILLINOIS

                                   OFFICE OF

                            THE SECRETARY OF STATE

                              [LOGO APPEARS HERE]

              TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

WHEREAS, Articles of amendment to the Articles of Incorporation duly signed and verified of Utility Supply Company have been filed in the Office of the Secretary of State on the 29th day of December A.D. 1936, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

Now Therefore, I, Edward J. Hughes, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

      IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 29th day of December A.D. 1936 and of the Independence of the
 (SEAL)     United States the one hundred and 61st.


                 /S/  EDWARD J. HUGHES
            ------------------------------------
                           SECRETARY OF STATE.

                                              Date     12/27/36
                                                  ------------------------
                                              Filing Fee $20.00
                                                         -----------------
                                              Clerk [INITIALS APPEAR HERE]
                                                   -----------------------


                             ARTICLES OF AMENDMENT

                                    TO THE

                           ARTICLES OF INCORPORATION

                                      OF

                            UTILITY SUPPLY COMPANY
                        ------------------------------


     To EDWARD J. HUGHES
     Secretary of State
     Springfield, Illinois

          The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

          ARTICLE FIRST:  The name of the corporation is:   [STAMP APPEARS HERE]

                                 UTILITY SUPPLY COMPANY

          ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of
     Illinois:

 BE IT RESOLVED that the capitalization of this corporation be increased from One Hundred Thousand Dollars ($100,000.00), consisting of One Thousand (1000) shares of common stock of the par value of One Hundred Dollars ($100.00) per share, to Two Hundred Thousand Dollars ($200,000.00) consisting of Two Thousand shares (2000) of common stock of the par value of One Hundred Dollars ($100.00) per share.

(Disregard separation         ARTICLE THIRD:  The number of shares of the
into classes if class     corporation outstanding at the time of the adoption of
voting does not apply     said amendment or amendments was 880; and the
to the amendment          number of shares of each class entitled to vote as a
voted on.)                class on the adoption of said amendment or amendments,
                          and the designation of each such class were as follows:


                                    Class                 Number of Shares

                                    Common                      880





(Disregard separation         ARTICLE FOURTH:  The number of shares voted for
into classes if class     said amendment or amendments was 660; and the
voting does not apply     number of shares voted against said amendment or
to the amendment          amendments was none.  The number of shares of each
voted on.)                class entitled to vote as a class voted for and
                          against said amendment or amendments, respectively, was:


                                    Class                 Number of Shares Voted
                                                          For            Against

                                    Common                660            None

(Disregard this Article        ARTICLE FIFTH:  The manner in which the exchange,
 where the amendments      reclassification, or cancellation of issued shares,
 contain no such           or the reduction of the number of authorized shares
 provisions.)              of any class below the number of issued shares of
                           that class, provided for by said amendment or amendments, shall be effected, is as follows:










(Disregard this Paragraph      ARTICLE SIXTH:  Paragraph 1:  The manner in which
 where amendments do not   said amendment or amendments effect a change in the
 affect stated capital or  amount of stated capital or the amount of paid-in
 paid-in surplus.)         surplus, or both, is effected is as follows:














(Disregard this Paragraph      Paragraph 2:  The amounts of stated capital and
 where amendments do not   of paid-in surplus as changed by said amendment or
 affect stated capital and amendments are as follows:
 paid-in surplus.)

                                       Before Amendment       After Amendment

                   Stated capital..... $                      $

                   Paid-in surplus.... $                      $

     IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its__________President, and its corporate seal to be hereto affixed, attested by its__________Secretary, this 28th day of December, 1936.

                                                 UTILITY SUPPLY COMPANY
                                       -----------------------------------------

      PLACE                            By         /s/ Morris Wolf
 (CORPORATE SEAL)                        ---------------------------------------
      HERE                                      Its        President


ATTEST:

  /s/ Harry Hecktman
- ----------------------------------
         Its      Secretary

STATE OF ILLINOIS
        --------------------------)
COUNTY OF COOK                    )  ss.
         -------------------------)

     I, HARRY G. HERSHENSON, a Notary Public, do hereby certify that on the 28th day of December 1936, MORRIS WOLF personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                              /s/ Harry G. Hershenson
                                       ---------------------------------------
                                                               Notary Public

      PLACE
 (NOTARIAL SEAL)
      HERE



 Box  1648  File 748

 =========================

   ARTICLES OF AMENDMENT

          to the

 ARTICLES OF INCORPORATION

           of

  UTILITY SUPPLY COMPANY
 -------------------------
Increased number of shs from 1,000
Shs Pv to 2,000 Shs Pv


   [STAMP APPEARS HERE]


     Filing Fee $20.00

 =========================

                           Certificate Number 11497
                                             --------

                               STATE OF ILLINOIS

                                   OFFICE OF

                            THE SECRETARY OF STATE

                              [LOGO APPEARS HERE]

              TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

WHEREAS, Articles of amendment to the Articles of Incorporation duly signed and verified of Utility Supply Company have been filed in the Office of the Secretary of State on the 9th day of June A.D. 1944, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

Now Therefore, I, Edward J. Hughes, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

      IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 9th day of June A.D. 1944 and of the Independence of the United
 (SEAL)     States the one hundred and 68th.


                 /S/  EDWARD J. HUGHES
            ------------------------------------
                           SECRETARY OF STATE.

                                              Date      6-9-44
                                                  ------------------------
                                              Filing Fee $20.00
                                                         -----------------
                                              Clerk  /s/ WEL
                                                   -----------------------


                             ARTICLES OF AMENDMENT

                                    TO THE

                           ARTICLES OF INCORPORATION

                                      OF

                            UTILITY SUPPLY COMPANY
                        ------------------------------


To EDWARD J. HUGHES
Secretary of State
Springfield, Illinois

     The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

     ARTICLE FIRST:  The name of the corporation is:      [STAMP APPEARS HERE]

                            UTILITY SUPPLY COMPANY

     ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

 BE IT RESOLVED that the capitalization of this corporation be increased from Two Hundred Thousand Dollars ($200,000.00), consisting of Two Thousand (2000) shares of common stock of the par value of One Hundred Dollars ($100.00) per share, to Three Hundred Thousand Dollars ($300,000.00), consisting of Three Thousand Shares (3,000) of common stock of the par value of One Hundred Dollars ($100.00) per share.

(Disregard separation         ARTICLE THIRD:  The number of shares of the
into classes if class     corporation outstanding at the time of the adoption of
voting does not apply     said amendment or amendments was 2,000; and the
to the amendment          number of shares of each class entitled to vote as a
voted on.)                class on the adoption of said amendment or amendments,
                          and the designation of each such class were as follows:


                                    Class                 Number of Shares

                                    Common                      2,000





(Disregard separation         ARTICLE FOURTH:  The number of shares voted for
into classes if class     said amendment or amendments was 2,000; and the
voting does not apply     number of shares voted against said amendment or
to the amendment          amendments was none.  The number of shares of each
voted on.)                class entitled to vote as a class voted for and
                          against said amendment or amendments, respectively, was:


                                    Class                 Number of Shares Voted

                                                          For            Against

                                    Common                2,000            None

(Disregard this Article        ARTICLE FIFTH:  The manner in which the exchange,
 where the amendments      reclassification, or cancellation of issued shares,
 contain no such           or the reduction of the number of authorized shares
 provisions.)              of any class below the number of issued shares of
                           that class, provided for said amendment or amendments shall be effected, is as follows:










(Disregard this Paragraph      ARTICLE SIXTH:  Paragraph 1:  The manner in which
 where amendments do not   said amendment or amendments effecting a change in
 affect stated capital or  the amount of stated capital or the amount of paid-in
 paid-in surplus.)         surplus, or both, is as follows:














(Disregard this Paragraph      Paragraph 2:  The amounts of stated capital and
 where amendments do not   of paid-in surplus as changed by said amendment
 affect stated capital and or amendments are as follows:
 paid-in surplus.)
                                       Before Amendment       After Amendment

                   Stated capital..... $                      $

                   Paid-in surplus.... $                      $

     IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its__________President, and its corporate seal to be hereto affixed, attested by its__________Secretary, this 7th day of June, 1944.

                                                 UTILITY SUPPLY COMPANY
                                       -----------------------------------------

      PLACE                            By         /s/ Morris Wolf
 (CORPORATE SEAL)                        ---------------------------------------
      HERE                                      Its        President


ATTEST:

       /s/ Harry Hecktman
- ----------------------------------
         Its      Secretary

STATE OF ILLINOIS
        --------------------------)
COUNTY OF COOK                    )  ss.
         -------------------------)

     I, L.J. Schenkl, a Notary Public, do hereby certify that on the 7th day of June 1944, MORRIS WOLF personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                                  /s/ L.J. Schenkl
                                       ---------------------------------------
                                                               Notary Public

      PLACE
 (NOTARIAL SEAL)
      HERE



 Box  1648  File 748

 =========================

   ARTICLES OF AMENDMENT

          TO THE

 ARTICLES OF INCORPORATION

            OF

  UTILITY SUPPLY COMPANY
 -------------------------
Increase number of authorized
shares from 2,000 Shs. Pv. to
3,000 Shs. Pv.


   [STAMP APPEARS HERE]


     Filing Fee $20.00

 =========================

                           Certificate Number 12396
                                             --------

                               STATE OF ILLINOIS

                                   OFFICE OF

                            THE SECRETARY OF STATE

                              [LOGO APPEARS HERE]

              TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

WHEREAS, Articles of amendment to the Articles of Incorporation duly signed and verified of Utility Supply Company have been filed in the Office of the Secretary of State on the 13th day of December A.D. 1944, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

Now Therefore, I, Richard Yates Rowe, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

      IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 13th day of December A.D. 1944 and of the Independence of the
 (SEAL)     United States the one hundred and 69th.


                 /S/  RICHARD YATES ROWE
            ------------------------------------
                           SECRETARY OF STATE.

                                              Date     12-13-44
                                                  ------------------------
                                              Filing Fee $20.00
                                                         -----------------
                                              Clerk  /s/ WEL
                                                   -----------------------


                             ARTICLES OF AMENDMENT

                                    TO THE
                                                          [STAMP APPEARS HERE]
                           ARTICLES OF INCORPORATION

                                      OF

                            UTILITY SUPPLY COMPANY
                        ------------------------------


To RICHARD YATES ROWE
Secretary of State
Springfield, Illinois

     The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

     ARTICLE FIRST:  The name of the corporation is:

                            UTILITY SUPPLY COMPANY

     ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

                    RESOLVED that the aggregate number of shares
                  which the corporation will have authority to issue hereafter will be four thousand (4,000) of one class with the par value of $100.00 per share.

(Disregard separation         ARTICLE THIRD:  The number of shares of the
into classes if class     corporation outstanding at the time of the adoption of
voting does not apply     said amendment or amendments was 3,000; and the
to the amendment          number of shares of each class entitled to vote as a
voted on.)                class on the adoption of said amendment or amendments,
                          and the designation of each such class were as follows:


                                    Class                 Number of Shares

                                    Common                      3,000





(Disregard separation         ARTICLE FOURTH:  The number of shares voted for
into classes if class     said amendment or amendments was 3,000; and the
voting does not apply     number of shares voted against said amendment or
to the amendment          amendments was none.  The number of shares of each
voted on.)                class entitled to vote as a class voted for and
                          against said amendment or amendments, respectively, was:


                                    Class                 Number of Shares Voted
                                                          For            Against

                                    Common                3,000            None

(Disregard this Article        ARTICLE FIFTH:  The manner in which the exchange,
 where the amendments      reclassification, or cancellation of issued shares,
 contain no such           or the reduction of the number of authorized shares
 provisions.)              of any class below the number of issued shares of
                           that class, provided for said amendment or amendments, shall be effected, is as follows:










(Disregard this Paragraph      ARTICLE SIXTH:  Paragraph 1:  The manner in which
 where amendments do not   said amendment or amendments effecting a change in
 affect stated capital or  the amount of stated capital or the amount of paid-in
 paid-in surplus.)         surplus, or both, is as follows:














(Disregard this Paragraph      Paragraph 2:  The amounts of stated capital and
 where amendments do not   of paid-in surplus as changed by said amendment
 affect stated capital     or amendments are as follows:
 and paid-in surplus.)

                                      Before Amendment       After Amendment

                   Stated capital..... $                      $

                   Paid-in surplus.... $                      $

     IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its__________President, and its corporate seal to be hereto affixed, attested by its__________Secretary, this 11th day of December, 1944.

                                                 UTILITY SUPPLY COMPANY
                                       -----------------------------------------

      PLACE                            By         /s/ Morris Wolf
 (CORPORATE SEAL)                        ---------------------------------------
      HERE                                      Its        President


ATTEST:

        /s/ Harry Hecktman
- ----------------------------------
         Its      Secretary

STATE OF ILLINOIS
        --------------------------)
COUNTY OF COOK                    )  ss.
         -------------------------)

     I, RUTH L. RIFF, a Notary Public, do hereby certify that on the 11th day of December 1944, MORRIS WOLF personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                              /s/ Ruth L. Riff
                                       ---------------------------------------
                                                               Notary Public

      PLACE
 (NOTARIAL SEAL)
      HERE



 Box  1648  File 748

 =========================

   ARTICLES OF AMENDMENT

          TO THE

 ARTICLES OF INCORPORATION

           OF

  UTILITY SUPPLY COMPANY
 -------------------------

Increase number of authorized shares
 from 3,000 Shs. Pv. to 4,000 Shs. Pv.



   [STAMP APPEARS HERE]



     Filing Fee $20.00

 =========================

                           Certificate Number XXXX
                                             --------

                               STATE OF ILLINOIS

                                   OFFICE OF

                            THE SECRETARY OF STATE

                              [LOGO APPEARS HERE]

              TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

WHEREAS, Articles of amendment to the Articles of Incorporation duly signed and verified of UTILITY SUPPLY COMPANY have been filed in the Office of the Secretary of State on the 23rd day of August A.D. 1946, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

Now Therefore, I, Edward J. Barrett, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

      IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 23rd day of August A.D. 1946 and of the Independence of the
 (SEAL)     United States the one hundred and 71st.


                 /S/  EDWARD J. BARRETT
            ------------------------------------
                           SECRETARY OF STATE.

                                              Date      8-23-46
                                                  ------------------------
                                              Filing Fee $20.00
                                                         -----------------
                                              Clerk  /s/ WEL
                                                   -----------------------

                              (File in Duplicate)

                             ARTICLES OF AMENDMENT

                                    TO THE

                           ARTICLES OF INCORPORATION

                                      OF

                            UTILITY SUPPLY COMPANY
                        ------------------------------      [STAMP APPEARS HERE]
                            (Exact Corporate Name)

To EDWARD J. BARRETT
Secretary of State
Springfield, Illinois

     The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

     ARTICLE FIRST:  The name of the corporation is:

                            UTILITY SUPPLY COMPANY

     ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

State of Illinois:

                    RESOLVED that the aggregate number of shares
                  which the corporation will have authority to issue hereafter will be six thousand (6,000) of one class with the par value of $100.00 per share.

(Disregard separation         ARTICLE THIRD:  The number of shares of the
into classes if class     corporation outstanding at the time of the adoption of
voting does not apply     said amendment or amendments was 4,000; and the
to the amendment          number of shares of each class entitled to vote as a
voted on.)                class on the adoption of said amendment or amendments,
                          and the designation of each such class were as follows:


                                    Class                 Number of Shares

                                    Common                      4,000





(Disregard separation         ARTICLE FOURTH:  The number of shares voted for
into classes if class     said amendment or amendments was 4,000; and the
voting does not apply     number of shares voted against said amendment or
to the amendment          amendments was ________________.  The number of
voted on.)                shares of each class entitled to vote as a class
                          voted for and against said amendment or amendments, respectively, was:


                                    Class                 Number of Shares Voted

                                                          For            Against

                                    Common                4,000            None

(Disregard this Article        ARTICLE FIFTH:  The manner in which the exchange,
 where the amendments      reclassification, or cancellation of issued shares,
 contain no such           or a reduction of the number of authorized shares of
 provisions.)              any class below the number of issued shares of that
                           class, provided for said amendment or amendments, shall be effected, is as follows:










(Disregard this Paragraph      ARTICLE SIXTH:  Paragraph 1:  The manner in which
 where amendments do not   said amendment or amendments effecting a change in
 affect stated capital or  the amount of stated capital or the amount of paid-in
 paid-in surplus.)         surplus, or both, is as follows:














(Disregard this Paragraph      Paragraph 2:  The amounts of stated capital and
 where amendments do not   of paid-in surplus as changed by said amendment or
 reduce stated capital.)   amendments are as follows:

                                       Before Amendment       After Amendment

                   Stated capital..... $                      $

                   Paid-in surplus.... $                      $

     IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its__________President, and its corporate seal to be hereto affixed, attested by its__________Secretary, this 8th day of August, 1946.

                                                 UTILITY SUPPLY COMPANY
                                       -----------------------------------------
                                                 (Exact Corporate Name)

      PLACE                            By         /s/ Morris Wolf
 (CORPORATE SEAL)                        ---------------------------------------
      HERE                                      Its        President


ATTEST:

         /s/ Harry Hecktman
- ----------------------------------
         Its      Secretary

STATE OF ILLINOIS
        --------------------------)
COUNTY OF COOK                    )  ss.
         -------------------------)

     I, L.J. Schenkl, a Notary Public, do hereby certify that on the 8th day of August 1946, MORRIS WOLF personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                              /s/ L.J. Schenkl
                                       ---------------------------------------
                                                               Notary Public

      PLACE
 (NOTARIAL SEAL)
      HERE



 Box  1648  File 748

 =========================

   ARTICLES OF AMENDMENT

          to the

 ARTICLES OF INCORPORATION

           of

  UTILITY SUPPLY COMPANY
 -------------------------

increase number authorized shares
 from 4000 SHS PV to 6000 SHS PV


   [STAMP APPEARS HERE]



     FILE IN DUPLICATE

     Filing Fee $20.00

 =========================

                           Certificate Number 7953
                                             --------

                               STATE OF ILLINOIS

                                   OFFICE OF

                            THE SECRETARY OF STATE

                              [LOGO APPEARS HERE]

              TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

WHEREAS, Articles of amendment to the Articles of Incorporation duly signed and verified of Utility Supply Company have been filed in the Office of the Secretary of State on the 30th day of December A.D. 1957, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

Now Therefore, I, Charles F. Carpentier, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

      IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 30th day of December A.D. 1957 and of the Independence of the
 (SEAL)     United States the one hundred and 82nd.


                 /S/  CHARLES F. CARPENTIER
            ------------------------------------
                           SECRETARY OF STATE.

                                              ----------------------------------
                                                 (Do not write in this space)
                                              Date Paid                 12-30-57
                                              License Fee               $
                                              Franchise Tax             $
                 (File in Duplicate)          Filing Fee                $20.00
                                              Clerk  /s/ G.E.P.
                                              ----------------------------------

                             ARTICLES OF AMENDMENT

                                    TO THE

                           ARTICLES OF INCORPORATION

                                      OF

                            UTILITY SUPPLY COMPANY
                        ------------------------------
                            (Exact Corporate Name)

To CHARLES F. CARPENTIER,                              [STAMP APPEARS HERE]
Secretary of State
Springfield, Illinois

     The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

     ARTICLE FIRST:  The name of the corporation is:

                            UTILITY SUPPLY COMPANY

     ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

BE IT RESOLVED that the aggregate number of shares which the corporation is authorized to issue, is changed from six thousand (6000) common shares of One Hundred Dollars ($100.00) par value, to Two Hundred Ninety Thousand (290,000) Class A of One Dollar ($1.00) par value, and Six Hundred Thousand Class B of One Dollar ($1.00) par value.

BE IT FURTHER RESOLVED that each of the presently issued and outstanding six thousand (6,000) common shares of One Hundred Dollars ($100.00) par value be and the same is hereby changed into one hundred (100) shares Class B of One Dollar ($1.00) par value authorized herein.

BE IT FURTHER RESOLVED that the Class A shares shall be preferred over the Class B shares as to dividends only and shall not be preferred as to the assets of the corporation; and that the holders of Class B shares shall not receive any dividends whatsoever unless and until the holders of Class A shares shall have been paid an equal dividend.

BE IT FURTHER RESOLVED that the holders of Class B shares shall have the option of converting said shares of Class B shares to Class A shares in the same proportion as the existing stock holding of Class B shares bears to the total issue of Class B shares; that this option shall be available to the holders of Class B shares only when the corporation has in its possession Class A Treasury Stock or unissued Class A shares.

(Disregard separation         ARTICLE THIRD:  The number of shares of the
into classes if class     corporation outstanding at the time of the adoption of
voting does not apply     said amendment or amendments was Six Thousand (6,000);
to the amendment          and the number of shares of each class entitled to
voted on.)                vote as a class on the adoption of said amendment or
                          amendments, and the designation of each such class were as follows:


                                    Class                 Number of Shares

                                    Common                      6,000





(Disregard separation         ARTICLE FOURTH:  The number of shares voted for
into classes if class     said amendment or amendments was Six Thousand (6,000);
voting does not apply     and the number of shares voted against said amendment
to the amendment          or amendments was none.  The number of shares of each
voted on.)                class entitled to vote as a class voted for and
                          against said amendment or amendments, respectively, was:


                                    Class                 Number of Shares Voted
                                                          For            Against

                                    Common               6,000             None

(Disregard this Article        ARTICLE FIFTH:  The manner in which the exchange,
where this amendment       reclassification, or cancellation of issued shares,
contains no such           or a reduction of the number of authorized shares of
provisions.)               any class below the number of issued shares of that
                           class, provided for in, or effected by, this amendment, is as follows:


                               Each of the presently issued and outstanding
                           shares of $100.00 par value be and the same is hereby changed into one hundred (100) shares of Class B of $1.00 par value as authorized by the Amendment.



(Disregard this Paragraph      ARTICLE SIXTH:  Paragraph 1:  The manner in which
where amendment does not   said amendment or amendments effect a change in the
affect stated capital or   amount of stated capital or the amount of paid-in
paid-in surplus.)          surplus, or both, is as follows:














(Disregard this Paragraph      Paragraph 2:  The amounts of stated capital and
where amendment does not   of paid-in surplus as changed by this amendment are
affect stated capital or   as follows:
paid-in surplus.)
                                       Before Amendment       After Amendment

                   Stated capital..... $                      $

                   Paid-in surplus.... $                      $

     IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its__________President, and its corporate seal to be hereto affixed, attested by its__________Secretary, this 4th day of December, 1957.

                                                 UTILITY SUPPLY COMPANY
                                       -----------------------------------------
                                                 (Exact Corporate Name)

      PLACE                            By         /s/ Morris Wolf
 (CORPORATE SEAL)                        ---------------------------------------
      HERE                                      Its        President


ATTEST:

       /s/ Harry Hecktman
- ----------------------------------
         Its      Secretary

STATE OF ILLINOIS
        --------------------------)
COUNTY OF COOK                    )  ss.
         -------------------------)

     I, L.J. Schenkl, a Notary Public, do hereby certify that on the 4th day of December 1957, MORRIS WOLF personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                              /s/ L.J. Schenkl
                                       ---------------------------------------
                                                               Notary Public

      PLACE
 (NOTARIAL SEAL)
      HERE



 Box  1648  File 748

 =========================

   ARTICLES OF AMENDMENT

          to the

 ARTICLES OF INCORPORATION

           of

  UTILITY SUPPLY COMPANY
 -------------------------



   [STAMP APPEARS HERE]



     FILE IN DUPLICATE

     Filing Fee $20.00

 =========================

                           Certificate Number 1877
                                             --------

                               STATE OF ILLINOIS

                                   OFFICE OF

                            THE SECRETARY OF STATE

                              [LOGO APPEARS HERE]

              TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

WHEREAS, Articles of amendment to the Articles of Incorporation duly signed and verified of Utility Supply Company have been filed in the Office of the Secretary of State on the 15th day of February A.D. 1960, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

Now Therefore, I, Charles F. Carpentier, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

      IN TESTIMONY WHEREOF, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 15th day of February A.D. 1960 and of the Independence of the
 (SEAL)     United States the one hundred and 84th.


                 /S/  CHARLES F. CARPENTIER
            ------------------------------------
                           SECRETARY OF STATE.

                                              ----------------------------------
                                                 (Do not write in this space)
                                              Date Paid                  2-15-60
                                              License Fee               $
                                              Franchise Tax             $
                 (File in Duplicate)          Filing Fee                $20.00
                                              Clerk  /s/ G.E.P.
                                              ----------------------------------

                             ARTICLES OF AMENDMENT

                                    TO THE

                           ARTICLES OF INCORPORATION

                                      OF

                            UTILITY SUPPLY COMPANY
                        ------------------------------
                            (Exact Corporate Name)

To CHARLES F. CARPENTIER,                              [STAMP APPEARS HERE]
Secretary of State
Springfield, Illinois

     The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

     ARTICLE FIRST:  The name of the corporation is:

                            UTILITY SUPPLY COMPANY

     ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

                     RESOLVED that the corporate name be
                     changed from UTILITY SUPPLY COMPANY
                     to UNITED STATIONERS SUPPLY CO.

(Disregard separation         ARTICLE THIRD:  The number of shares of the
into classes if class     corporation outstanding at the time of the adoption of
voting does not apply     said amendment or amendments was 616,000; and the
to the amendment          number of shares of each class entitled to vote as a
voted on.)                class on the adoption of said amendment or amendments,
                          and the designation of each such class were as follows:


                                    Class                 Number of Shares

                                      A                        16,000
                                      B                       600,000





(Disregard separation         ARTICLE FOURTH:  The number of shares voted for
into classes if class     said amendment or amendments was 616,000; and the
voting does not apply     number of shares voted against said amendment or
to the amendment          amendments was ________________.  The number of
voted on.)                shares of each class entitled to vote as a class
                          voted for and against said amendment or amendments, respectively, was:


                                    Class                 Number of Shares Voted
                                                          For            Against

                                      A                  16,000            None
                                      B                 600,000            None

(Disregard this Article        ARTICLE FIFTH:  The manner in which the exchange,
where this amendment       reclassification, or cancellation of issued shares,
contains no such           or a reduction of the number of authorized shares of
provisions.)               any class below the number of issued shares of that
                           class, provided for in, or effected by, this amendment, is as follows:










(Disregard this Paragraph      ARTICLE SIXTH:  Paragraph 1:  The manner in which
where amendment does not   said amendment or amendments effect a change in the
affect stated capital or   amount of stated capital or the amount of paid-in
paid-in surplus.)          surplus, or both, is as follows:










(Disregard this Paragraph      Paragraph 2:  The amounts of stated capital and
where amendment does not   of paid-in surplus as changed by this amendment are
affect stated capital or   as follows:
paid-in surplus.)
                                       Before Amendment       After Amendment

                   Stated capital..... $                      $

                   Paid-in surplus.... $                      $

     IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its__________President, and its corporate seal to be hereto affixed, attested by its__________Secretary, this 11th day of February, 1960.

                                                 UTILITY SUPPLY COMPANY
                                       -----------------------------------------
                                                 (Exact Corporate Name)

      PLACE                            By         /s/ Morris Wolf
 (CORPORATE SEAL)                        ---------------------------------------
      HERE                                      Its        President


ATTEST:

         /s/ Harry Hecktman
- ----------------------------------
         Its      Secretary

STATE OF ILLINOIS
        --------------------------)
COUNTY OF COOK                    )  ss.
         -------------------------)

     I, RUTH L. RIFF, a Notary Public, do hereby certify that on the 11th day of February, 1960 MORRIS WOLF personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                              /s/ Ruth L. Riff
                                       ---------------------------------------
                                                               Notary Public

      PLACE
 (NOTARIAL SEAL)
      HERE



 Box  1648  File 748

 =========================

   ARTICLES OF AMENDMENT

          to the

 ARTICLES OF INCORPORATION

           of

  UTILITY SUPPLY COMPANY
 -------------------------
     Change of Name

           Change of Name



   [STAMP APPEARS HERE]



     FILE IN DUPLICATE

     Filing Fee $20.00

 =========================

                            Certificate 1648 748 1


                               STATE OF ILLINOIS
                                   OFFICE OF
                            THE SECRETARY OF STATE

  To all to whom these Presents Shall Come, Greeting:

Whereas, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION, duly signed and verified of UNITED STATIONERS SUPPLY CO. incorporated under the laws of the State of ILLINOIS have been filed in the Office of the Secretary of State, as provided by The "Business Corporation Act" of Illinois, in force July 13, A.D. 1933.

Now Therefore, I, JIM EDGAR, Secretary of State of the State of Illinois by virtue of the powers vested in me by law, do hereby issue this certificate and attach thereto a copy of the Application of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the
                  Great Seal of the State of Illinois. Done at the City of
  (SEAL) Springfield this 28th day of August A.D. 1981 and of the Independence of the United States the two hundred and 6th

                                  /s/ Jim Edgar
                                  ----------------------------------------
                                  SECRETARY OF STATE

                                  Form BCA-55

                              (File in Duplicate)

                             ARTICLES OF AMENDMENT

                                    to the

                           ARTICLES OF INCORPORATION

TO JIM EDGAR                                      -----------------------------
   Secretary of State                              (Do not write in this space)
   Springfield, Illinois                          Date Paid          8-28-81
                                                  License Fee        $
                                                  Franchise Tax      $2,500
                                                  Filing Fee         $
                                                  Clerk
                                                  -----------------------------

  The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

  ARTICLE FIRST: The name of the corporation is: UNITED STATIONERS SUPPLY CO.

  ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

  RESOLVED: That the Articles of Incorporation of United Stationers Supply Co. be amended so that the aggregate number of shares which the corporation is authorized to issue is changed from 290,000 shares of Class A Common Stock, par value $1 per share, and 600,000 shares of Class B Common Stock, par value $1 per share, to 890,000 shares of Common Stock, par value $1 per share.

  FURTHER RESOLVED: That each outstanding Class A share and each outstanding Class B share shall, upon the filing of Articles of Amendment to the corporation's Articles of Incorporation to the foregoing effect, be changed into one share of Common Stock, par value $1 per share, without any other or further action.

  FURTHER RESOLVED: That the officers of this corporation are hereby authorized, directed and empowered to take all necessary action to carry out the foregoing resolutions.

  ARTICLE THIRD: The number of shares of the corporation outstanding at the time of the adoption of said amendment or amendments was 841,800; and the number of shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

 (Disregard separation into classes          Class           Number of Shares
  if class voting does not apply to
      the amendment voted on.)

                                            Class A              248,300
                                            Class B              593,500

  NOTE: On the date of adoption of the amendment as additional shares were held in treasury and not entitled to vote.

                                             Class           Number of Shares

                                                      N/A

  ARTICLE FOURTH: The number of shares voted for said amendment or amendments was 837,800 and the number of shares voted against said amendment or amendments was -0-. The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

 (Disregard separation into classes          Class      Number of Shares Voted
  if class voting does not apply to                     For            Against
      the amendment voted on.)
                                            Class A     244,300          -0-
                                            Class B     593,500          -0-

Item 1. On the date of the adoption of this amendment, restating the articles of
incorporation, the corporation had        shares issued, itemized as follows:

(Disregard these items unless   Class   Series  Number of  Par value per share
the amendment restates the             (If Any)   Shares   or statement that
articles of incorporation.)                                shares are without
                                                           par value
                                      N/A

Item 2. On the date of the adoption of this amendment restating the articles of
incorporation, the corporation had a stated capital of $     and a paid-in
surplus of $     or a total of $     .

                                      N/A

  ARTICLE FIFTH: The manner in which the exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

(Disregard this Article where this amendment contains no such provisions.)

Upon the filing of this amendment, all outstanding Class A and Class B shares shall automatically be changed and converted into shares of Common Stock, all of a single class, with a par value of $1 per share.

  ARTICLE SIXTH: Paragraph 1: The manner in which said amendment or amendments effect a change in the amount of stated capital or the amount of paid-in surplus, or both, is as follows:

(Disregard this Paragraph where amendment does not affect stated capital or paid-in surplus.)

                                      N/A

  Paragraph 2: The amounts of stated capital and of paid-in surplus as changed by this amendment are as follows:

(Disregard this Paragraph where amendment does not affect stated capital or paid-in surplus.) N/A

                                 Before Amendment        After Amendment
Stated capital................   $                       $
Paid-in surplus...............   $                       $

  IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of
Amendment to be executed in its name by its             President, and its
corporate seal to be hereto affixed, attested by its              Secretary,
this 21st day of August, 1981.

                                            UNITED STATIONERS SUPPLY CO.
                                        ------------------------------------
                                                Exact Corporate Name
        Place
  (CORPORATE SEAL)                    By        /s/ Joel D. Spungin
        Here                            ------------------------------------
                                                   Its President

ATTEST:

     /s/ Jerold A. Hecktman
- --------------------------------
          Its Secretary

As authorized officers, we declare that this document has been examined by us and is, to the best of our knowledge and belief, true, correct and complete.

                                  Form BCA-55
                               File #1648-748-1
===============================================================================

                             ARTICLES OF AMENDMENT
                                    to the
                           ARTICLES OF INCORPORATION


                              SECRETARY OF STATE
                            CORPORATION DEPARTMENT
                          SPRINGFIELD, ILLINOIS 62756
                           TELEPHONE (217) 782-1832

                               FILE IN DUPLICATE

                               Filing Fee $25.00

                   Filing Fee for Re-Stated Articles $100.00

===============================================================================

                            File Number 1648 748 1


                               STATE OF ILLINOIS
                                   OFFICE OF
                            THE SECRETARY OF STATE

Whereas, ARTICLES OF MERGER OF

                         UNITED STATIONERS SUPPLY CO.

INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, Jim Edgar, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach thereto a copy of the Application of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the
                  Great Seal of the State of Illinois, at the City of
  (SEAL) Springfield this 3rd day of April A.D. 1986 and of the Independence of the United States the two hundred and 10th

                                  /s/ Jim Edgar
                                  ----------------------------------------
                                  SECRETARY OF STATE

BCA-11.25/11.30 (Rev. Jul. 1984)

Submit in Duplicate                                         File #1648-748-1

                                   JIM EDGAR
                              Secretary of State
                               State of Illinois

                              ARTICLES OF MERGER,
                            CONSOLIDATION, EXCHANGE

Remit payment in check or Money Order,                --------------------------
payable to "Secretary of State".                        This Space for Use By
                                                          Secretary of State
  DO NOT SEND CASH!                                   Date        4/3/86
                                                      Filing Fee  $100.00
Filing Fee is $100, but if merger or consoli-         Clerk
dation of more than 2 corporations $50 for            --------------------------
each additional corporation.

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation(s) hereby adopt(s) the following Articles of Merger, Consolidation or Exchange. (Strike inapplicable words)

1. The names of the corporations proposing to merge and the State or Country of their incorporation, are:

     Name of Corporation                   State or Country of Incorporation

United Stationers Supply Co.                   Illinois #1648-748-1 NSS

Johnson & Staley, Inc.                         Delaware #5326-335-6

2. The laws of the State or Country under which each corporation is incorporated permit such merger, consolidation or exchange.

3. The name of the surviving corporation is United Stationers Supply Co. and it shall be governed by the laws of Illinois.

4. The plan of merger is as follows:

If not sufficient space to cover this point, add one or more sheets of this size

                         PLAN AND AGREEMENT OF MERGER

  THIS AGREEMENT dated March 28, 1986 by and between:

            JOHNSON & STALEY, INC., a Delaware corporation ("J&S")

                                      and

       UNITED STATIONERS SUPPLY CO., an Illinois corporation ("USSCo.")

  Said corporations are hereinafter sometimes called "Constituent Corporations".

    A. J&S is a corporation organized and existing under the laws of the State of Delaware. The authorized capital stock of J&S consists of 1,000 shares of common stock, $1.00 par value per share, all of which shares are issued and outstanding.

    B. USSCo. is a corporation organized and existing under the laws of the State of Illinois. The authorized capital stock of USSCo. consists of 890,000 shares of common stock, $1.00 par value per share, of which 847,250 shares are issued and outstanding.

    C. All of the issued and outstanding shares of both Constituent Corporations are held by United Stationers, Inc.

    D. The parties desire to provide for the merger of J&S into USSCo. by a statutory merger of the parties intended to qualify as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1954 as amended.

  THEREFORE, in consideration of the mutual covenants and agreements herein, the parties agree to the following terms and conditions of merger and the mode of carrying it into effect:

  1. Merger. Pursuant to and in accordance with this Agreement, J&S shall be merged into USSCo., which shall be the surviving corporation, and the separate existence of J&S shall cease upon the effectiveness of its merger with and into USSCo.

  Upon the merger becoming effective, USSCo. shall possess all the rights and privileges, powers and franchises, and be subject to all the restrictions, disabilities and duties of the Constituent Corporations; and all property, real, personal and mixed and all debts due to either of the Constituent Corporations on whatever account and all other things in action or belonging to either of the Constituent Corporations shall be vested in USSCo., and all and every other interest shall be thereafter as effectively the property of USSCo. as they were of the respective Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the merger, but all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities, obligations and duties of the respective Constituent Corporations shall attach to USSCo. and may be entered against it to the same extent as if the debts, liabilities, obligations and duties had been contracted by it.

  2. Effective Date. The merger shall be effective March 31, 1986 for accounting purposes only.

  3. Name. The name of the surviving corporation shall continue to be United Stationers Supply Co.

  4. Articles of Incorporation and By-Laws. The Articles of Incorporation and By-Laws of USSCo. in effect on the effective date of the merger shall be the Articles of Incorporation and By-Laws of the surviving corporation.

  5. Office and Registered Agent. The principal office, the registered office and the registered agent of USSCo. on the effective date of the merger shall remain the same.

  6. Officers and Directors. The persons who are officers and/or directors of USSCo. on the effective date of the merger shall continue to be the respective directors and officers of the surviving corporation until the next annual meeting of the shareholder and directors of USSCo. and until their successors are elected and qualified.

  7. Conversion of Shares. The manner and basis of converting the shares of the Constituent Corporations into shares of USSCo. shall be as follows:

  As of the effective date and without any action by the holders of such shares, each share of stock of J&S outstanding on the effective date of the merger shall be converted into 32,750 shares of USSCo. Each of the parties hereto agree that, at anytime after the effective time of the merger the surviving corporation shall issue, or shall have returned to it, such number of shares of USSCo., if any, as are necessary to correct the foregoing exchange ratio such that the holders of the shares of stock of J&S, outstanding, at the effective time of the merger shall have received that number of shares of USSCo. which will have the fair market value equivalent to the fair market value of J&S immediately prior to the merger, determined on the basis of the respective "tangible net book value" of each Constituent Corporation. "Tangible net book value" shall mean the excess of the value of the tangible assets of the corporation over all liabilities of the corporation as of the effective date.

5. The plan of merger was approved, (a) as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:


   (The following items are not applicable to mergers under (S)11.30--90% owned subsidiary provisions. See Article 7.)

   (Only "X" one box for each corporation)


                            By the shareholders, a resolu-
                            tion at the board of directors
                            having been duly adopted and        By written consent of the
                            submitted to a vote at a meet-      shareholders having not less
                            ing of shareholders. Not less       than the minimum number of
                            than the minimum number of          votes required by statute and        By written consent
                            votes required by statute and       by the articles of incorpora-        of ALL, the share-
                            by the articles of incorporation    tion. Shareholders who have          holders entitled to
                            voted in favor of the action        not consented in writing have        vote on the action
                            taken.                              been given notice in accor-          in accordance with
Name of Corporation                           (S) 11.20)        dance with (S)7.10 ((S)11.20)       (S)7.10 & (S)11.20
- -------------------         --------------------------------    -------------------------------      -------------------


United Stationers Supply Co.            /_/                                /_/                             /X/

Johnson & Staley, Inc.                  /_/                                /_/                             /X/

- --------------------------              /_/                                /_/                             /_/

- --------------------------              /_/                                /_/                             /_/

- --------------------------              /_/                                /_/                             /_/

- --------------------------------------------------------------------------------
6. (Not applicable if surviving, new or acquiring corporation is an Illinois corporation)

   It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of Illinois:
   a. The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.

   b. The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and

   c. The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of "The Business Corporation Act of 1983" of the State of Illinois with respect to the rights of dissenting shareholders.
- --------------------------------------------------------------------------------

7. (Complete this item if reporting a merger under (S)11.30-90% owned subsidiary provisions.)

   a. The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:


                                   Total Number of Shares             Number of Shares of Each Class
                                         Outstanding                    Owned Immediately Prior to
     Name of Corporation                of Each Class                 Merger by the Parent Corporation

- ------------------------------     -----------------------------     ----------------------------------
- ------------------------------     -----------------------------     ----------------------------------
- ------------------------------     -----------------------------     ----------------------------------
- ------------------------------     -----------------------------     ----------------------------------
- ------------------------------     -----------------------------     ----------------------------------

   b. The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary
      corporation was                  , 19                       .

      Was written consent for the merger or written waiver of the 30 day period by the holders of all the outstanding shares of all subsidiary
      corporations received?                      /_/ Yes              /_/ No

      (If the answer is "No", the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)

  The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated  March 31, 1986

attested by   /s/ Jerold A. Hecktman
           -----------------------------
           (Signature of Secretary or
            Assistant Secretary)

           Jerold A. Hecktman, Secretary
          -------------------------------
           (Type or Print Name and Title)

Dated March 31, 1986

attested by  /s/ Jerold A. Hecktman
            -----------------------------
            (Signature of Secretary or
             Assistant Secretary)

            Jerold A. Hecktman, Secretary
           ------------------------------
           (Type or Print Name and Title)

Dated         , 1986

attested by
            -----------------------------
            (Signature of Secretary or
             Assistant Secretary)


           ------------------------------
           (Type or Print Name and Title)


       United Stationers Supply Co.
- ----------------------------------------
        (Exact Name of Corporation)

by         /s/ Allen B. Kravis
- ----------------------------------------
(Signature of President or Vice President)

     Allen B. Kravis, Vice President
- ----------------------------------------
     (Type or Print Name and Title)


         Johnson & Staley, Inc.
- ----------------------------------------
       (Exact Name of Corporation)

by          /s/ Allen B. Kravis
- ----------------------------------------
(Signature of President or Vice President)

    Allen B. Kravis, Vice President
- ----------------------------------------
    (Type or Print Name and Title)



- ----------------------------------------
       (Exact Name of Corporation)

by
- ----------------------------------------
(Signature of President or Vice President)


- ----------------------------------------
    (Type or Print Name and Title)

                             Form BCA-11.25/11.30

                            File No.
================================================================================

                              ARTICLES OF MERGER,
                            CONSOLIDATION, EXCHANGE

Filing Fee $100.00, but if a merger or a consolidation of more than two corporations, $50 for each additional corporation.

                                     FILED
                                   JIM EDGAR
                              Secretary of State

                                     PAID
                                  APR 04 1986

                                  RETURN TO:

                            Corporation Department
                              Secretary of State
                          Springfield, Illinois 62756
                            Telephone 217-782-6961

================================================================================

                            File Number 1648-748-1


                               STATE OF ILLINOIS
                                   OFFICE OF
                            THE SECRETARY OF STATE

Whereas, ARTICLES OF MERGER OF

                         UNITED STATIONERS SUPPLY CO.

INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the
                  Great Seal of the State of Illinois, at the City of
(SEAL) Springfield, this 24th day of June A.D. 1992 and of the Independence of the United States the two hundred and 16th.

                                  /s/ George H. Ryan
                                  ----------------------------------------
                                  SECRETARY OF STATE

                              ARTICLES OF MERGER
                           CONSOLIDATION OR EXCHANGE

Form BCA-11.25
(Rev. Jan. 1991)                                           File # D1648-748-1
- --------------------------------------------------------------------------------
George H. Ryan                                             SUBMIT IN DUPLICATE
Secretary of State                                       -----------------------
Department of Business Services                           This space for use by
Springfield, IL 62756                                       Secretary of State
Telephone (217) 782-6961
- -----------------------------------------                   Date       6-24-92
        DO NOT SEND CASH!
Remit payment in check or money                             Filing Fee $100.00
order, payable to "Secretary of State."
Filing Fee is $100, but if merger or con-                   Approved: X
solidation of more than 2 corporations.
$50 for each additional corporation.
- --------------------------------------------------------------------------------
          FILED                                             PAID
       JUN 24 1992                                       JUN 23 1992
    Secretary of State
      GEORGE H. RYAN

                                               merge
1. Names of the corporations proposing to   consolidate   and the state or
country of their incorporation:            exchange shares

          Name of Corporation                State or Country of Incorporation

United Stationers Supply Co.
           1648-748-1                                    Illinois
- ---------------------------------------  ---------------------------------------
Stationers Distributing Company, Inc.
           5551-380-5                                    Delaware
- ---------------------------------------  ---------------------------------------

- ---------------------------------------  ---------------------------------------

- --------------------------------------------------------------------------------

2. The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.

- --------------------------------------------------------------------------------

3. (a) Name of the surviving corporation:       United Stationers Supply Co.
                                             -----------------------------------

   (b) It shall be governed by the laws of:         Illinois
                                             -----------------------------------

- --------------------------------------------------------------------------------

4. Plan of merger is as follows:

                 If not sufficient space to cover this point,
                     add one or more sheets of this size.

                            See attached Exhibit A

                                                                  EXPEDITED
                                                                 JUN 24 1992
                                                              SECRETARY OF STATE

                                   Exhibit A

                                PLAN OF MERGER

    This is a plan of merger for the merger (the "Merger") by United Stationers Supply Co., an Illinois corporation (the "Corporation" or, in its capacity as the surviving corporation of the Merger, the "Surviving Corporation") of its wholly-owned subsidiary, Stationers Distributing Company, Inc., a Delaware corporation (the "Subsidiary") with and into the Corporation.

                                   Article I

1.1 The Merger.

    The Subsidiary shall be merged into the Corporation pursuant to Section
11.30 of the Business Corporation Act of 1983 of the State of Illinois (the "BCA"), and the separate corporate existence of the Subsidiary will cease.

1.2 Effectiveness.

    The Merger shall be effective at 3:00 p.m., Central Daylight Savings Time, on the date that Articles of Merger providing for the Merger are filed with the Secretary of State of the State of Illinois in accordance with the BCA (the "Effective Time").

                                  Article II

2.1 Articles of Incorporation.

    At the Effective Time, the Articles of Incorporation of the Corporation as in effect immediately prior to the Effective Time will be the Articles of Incorporation of the Surviving Corporation, and thereafter may be amended in accordance with their terms and as provided by law.

2.2 By-laws.

    At the Effective Time, the By-laws of the Corporation as in effect immediately prior to the Effective Time will be the By-laws of the Surviving Corporation, and thereafter may be amended or repealed in accordance with their terms.

2.3 Officers.

    At the Effective Time, the officers of the Corporation immediately prior to the Effective Time will be the officers of the Surviving Corporation and will hold office from the Effective Time until their respective successors shall have been duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and By-laws of the Surviving Corporation, or as otherwise provided by law, or until their earlier death, resignation or removal.

2.4 Directors.

    At the Effective Time, the directors of the Corporation immediately prior to the Effective Time will be the directors of the Surviving Corporation and will hold office from the Effective Time for the balance of the respective terms for which they were previously elected as directors of the Corporation and until their respective successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and By-laws of the Surviving Corporation, or as otherwise provided by law, or until their earlier death, resignation or removal.

                                  Article III

3.1 Conversion of Shares.

    At the Effective Time, each issued and outstanding share of common stock, par value $1.00 per share, of the Corporation will remain issued and outstanding and will represent one fully-paid and non-assessable share of common stock, par value $1.00 per share, of the Surviving Corporation, and each issued and outstanding share of common stock, par value $0.10 per share, of the Subsidiary will be cancelled and retired and no payment shall be made with respect thereto.

               merger
5. Plan of consolidation was approved, as to each corporation not organized in exchange
   Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:
               not applicable

   (The following items are not applicable to mergers under (S) 11.30-90% owned subsidiary provisions. See Article 7.)

   (Only "X" one box for each corporation)


                            By the shareholders, a resolu-
                            tion of the board of directors
                            having been duly adopted and        By written consent of the
                            submitted to a vote at a meet-      shareholders having not less
                            ing of shareholders. Not less       than the minimum number of
                            than the minimum number of          votes required by statute and        By written consent
                            votes required by statute and       by the articles of incorpora-        of ALL the share-
                            by the articles of incorporation    tion. Shareholders who have          holders entitled to
                            voted in favor of the action        not consented in writing have        vote on the action
                            taken.                              been given notice in accor-          in accordance with
Name of Corporation                          ((S) 11.20)        dance with (S) 7.10 ((S) 11.220)     (S) 7.10 & (S) 11.20
- -------------------         --------------------------------    --------------------------------     --------------------

- --------------------------              /_/                                /_/                             /_/

- --------------------------              /_/                                /_/                             /_/

- --------------------------              /_/                                /_/                             /_/

- --------------------------              /_/                                /_/                             /_/

- --------------------------              /_/                                /_/                             /_/

- --------------------------------------------------------------------------------
6. (Not applicable if surviving, new or acquiring corporation is an Illinois corporation)

   It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of Illinois:
   a. The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.
   b. The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and
   c. The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of "The Business Corporation Act of 1983" of the State of Illinois with respect to the rights of dissenting shareholders.
- --------------------------------------------------------------------------------

7. (Complete this item if reporting a merger under (S)11.30-90% owned subsidiary provisions.)

   a. The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:


                                   Total Number of Shares             Number of Shares of Each Class
                                         Outstanding                    Owned Immediately Prior to
     Name of Corporation                of Each Class                 Merger by the Parent Corporation
Stationers Distributing                   1,000                                  1,000
Company, Inc.

- ------------------------------     -----------------------------     ----------------------------------
- ------------------------------     -----------------------------     ----------------------------------
- ------------------------------     -----------------------------     ----------------------------------
- ------------------------------     -----------------------------     ----------------------------------

   b. The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary
      corporation was                  , 19                       .

not applicable

      Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary
      corporations received?                      /_/ Yes              /_/ No

      (If the answer is "No", the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)

8. The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated  June 24, 1992

attested by   /s/ Otis H. Halleen
           -----------------------------
           (Signature of Secretary or
            Assistant Secretary)

           Otis H. Halleen, Secretary
          -------------------------------
           (Type or Print Name and Title)

Dated                     , 19

attested by
            -----------------------------
            (Signature of Secretary or
             Assistant Secretary)


           ------------------------------
           (Type or Print Name and Title)

Dated         , 19

attested by
            -----------------------------
            (Signature of Secretary or
             Assistant Secretary)


           ------------------------------
           (Type or Print Name and Title)


       United Stationers Supply Co.
- ----------------------------------------
        (Exact Name of Corporation)

by         /s/ Jeffrey K. Hewson
- ----------------------------------------
(Signature of President or Vice President)

     Jeffrey K. Hewson, President
- ----------------------------------------
     (Type or Print Name and Title)



- ----------------------------------------
       (Exact Name of Corporation)

by
- ---------------------------------------
(Signature of President or Vice President)


- ----------------------------------------
    (Type or Print Name and Title)



- ----------------------------------------
       (Exact Name of Corporation)

by
- ----------------------------------------
(Signature of President or Vice President)


- ----------------------------------------
    (Type or Print Name and Title)

                            File Number 1648-748-1

                               STATE OF ILLINOIS
                                   OFFICE OF
                            THE SECRETARY OF STATE

Whereas, ARTICLES OF MERGER OF

                         UNITED STATIONERS SUPPLY CO.

INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach thereto a copy of the Application of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the
                  Great Seal of the State of Illinois, at the City of
(SEAL) Springfield, this 24th day of June A.D. 1992 and of the Independence of the United States the two hundred and 16th

                                  /s/ George H. Ryan
                                  ----------------------------------------
                                  SECRETARY OF STATE

                              ARTICLES OF MERGER
                           CONSOLIDATION OR EXCHANGE

Form BCA-11.25
(Rev. Jan. 1991)                                          File # D1648-748-1

George H. Ryan
Secretary of State                                         SUBMIT IN DUPLICATE
Department of Business Services
Springfield, IL 62756                                     This space for use by
Telephone (217) 782-6961                                   Secretary of State

   DO NOT SEND CASH!                                      Date 6/24/92
Remit payment in check or money
order, payable to "Secretary of State."                   Filing Fee   $100.00
Filing Fee is $100, but if merger or con-
solidation of more than 2 corporations,                   Approved:  X
$50 for each additional corporation.

                                     FILED
                                 JUNE 24, 1992
                                GEORGE H. RYAN
                              SECRETARY OF STATE

                                     PAID
                                 JUNE 23, 1992
- --------------------------------------------------------------------------------

1. Names of the corporations proposing to merge, and the state or country of their incorporation:

         Name of Corporation                  State or Country of Incorporation

United Stationers Supply Co. 1648-748-1       Illinois

SDC Distributing Corp.   NR                   Delaware

- -----------------------------------------     ---------------------------------

- -----------------------------------------     ---------------------------------

- --------------------------------------------------------------------------------
2. The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.

- --------------------------------------------------------------------------------

3. (a) Name of the surviving corporation:      United Stationers Supply Co.

   (b) it shall be governed by the laws of:    Illinois

- --------------------------------------------------------------------------------

4. Plan of merger is as follows:

                 If not sufficient space to cover this point,
                     add one or more sheets of this size.

                            SEE ATTACHED EXHIBIT A

                                   EXPEDITED
                                 JUNE 24, 1992
                              SECRETARY OF STATE

                                   Exhibit A

                            SUMMARY PLAN OF MERGER

    The plan of merger for the merger (the "Merger") of SDC Distributing Corp., a Delaware corporation ("SDC"), with and into United Stationers Supply Co., an Illinois corporation (the "Corporation" or, in its capacity as the surviving corporation of the Merger, the "Surviving Corporation") as set forth in an Agreement and Plan of Merger dated as of June 24, 1992 (the "Plan of Merger") among United Stationers Inc., a Delaware corporation, the Corporation and SDC. The following is a summary of the Plan of Merger.

                                   Article I

1.1 The Merger.

    SDC shall be merged into the Corporation pursuant to Section 11.25 of the Business Corporation Act of 1983 of the State of Illinois (the "BCA"), and the separate corporate existence of SDC will cease.

2.2 Effectiveness.

    The Merger shall be effective at 10:00 a.m., Central Daylight Savings Time, on the date the Articles of Merger providing for the Merger are filed with the Secretary of State of the State of Illinois in accordance with the BCA ("Effective Time").

                                  Article II

2.1 Articles of Incorporation.

    At the Effective Time, the Articles of Incorporation of the Corporation as in effect immediately prior to the Effective Time will be the Articles of Incorporation of the Surviving Corporation, and thereafter may be amended in accordance with their terms and as provided by law.

2.2 By-laws.

    At the Effective Time, the By-laws of the Corporation as in effect immediately prior to the Effective Time will be the By-laws of the Surviving Corporation, and thereafter may be amended or repealed in accordance with their terms.

2.3 Officers.

    At the Effective Time, the officers of the Corporation immediately prior to the Effective Time will be the officers of the Surviving Corporation and will hold office from the Effective Time until their successors shall have been duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and By-laws of the Surviving

Corporation, or as otherwise provided by law, or until their earlier death, resignation or removal.

2.4 Directors.

    At the Effective Time, the directors of the Corporation immediately prior to the Effective Time will be the directors of the Surviving Corporation and will hold office from the Effective Time for the balance of the respective terms for which they were previously elected as directors of the Corporation and until their respective successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and By-laws of the Surviving Corporation, or as otherwise provided by law, or until their earlier death, resignation or removal.

                                  Article III

3.1 Conversion of Shares.

    1. At the Effective Time, each issued and outstanding share of common stock, $0.10 par value per share, of SDC ("SDC Common") will be converted into the right to receive:

       (a) for each share of SDC Common held by a stockholder of SDC who has irrevocably elected to receive cash in exchange for his shares of SDC
    Common: $11.636364 per share in cash (the "Cash Stockholder Per Share Amount"); or

       (b) for each share of SDC Common held by a stockholder of SDC (a "Continuing Stockholder") who has irrevocably elected to receive consideration (the "Combined Consideration") consisting of a combination of cash and shares of common stock, $0.10 par value per share ("Parent Common"), of United Stationers Inc., a Delaware corporation and the sole shareholder of the Corporation ("Parent") in exchange for their shares of SDC Common:

           (i)   .549451 of a share of Parent Common:

           (ii)  $2.818729 in cash; and

           (iii) .109890 of a share of Parent Common and $0.031868 in cash to be deposited into an escrow fund.

       In lieu of any fractional shares of Parent Common to be issued directly to a Continuing Stockholder in the Merger, such Continuing Stockholder will receive cash in an amount equal to the fractional share multiplied by $13.333333.

       (c) Upon consummation of the Merger, each share of SDC Common will be cancelled and retired and will cease to exist, and such holder of SDC Common will thereafter cease to have any rights with respect to such share of SDC Common, except the right to receive either the Cash Stockholder Per Share Amount or the Combined Consideration, as the case may be.

    2. All issued and outstanding shares of capital stock of the Corporation will remain issued and outstanding and will represent one fully-paid and non-assessable share of common stock par value $1.00 per share, of the Surviving Corporation.

5. Plan of merger was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:


   (The following items are not applicable to mergers under (S)11.30-90% owned subsidiary provisions. See Article 7.)

   (Only "X" one box for each corporation)


                            By the shareholders, a resolu-
                            tion of the board of directors
                            having been duly adopted and        By written consent of the
                            submitted to a vote at a meet-      shareholders having not less
                            ing of shareholders. Not less       than the minimum number of
                            than the minimum number of          votes required by statute and        By written consent
                            votes required by statute and       by the articles of incorpora-        of ALL the share-
                            by the articles of incorporation    tion. Shareholders who have          holders entitled to
                            voted in favor of the action        not consented in writing have        vote on the action
                            taken.                              been given notice in accor-          in accordance with
Name of Corporation                          ((S) 11.20)        dance with (S) 7.10 ((S) 11.220)     (S) 7.10 & (S) 11.20
- -------------------         --------------------------------    -------------------------------      --------------------


United Stationers Supply Co.            /_/                                /_/                             /X/

- --------------------------              /_/                                /_/                             /_/

- --------------------------              /_/                                /_/                             /_/

- --------------------------              /_/                                /_/                             /_/

- --------------------------              /_/                                /_/                             /_/

- --------------------------------------------------------------------------------
6. (Not applicable if surviving, new or acquiring corporation is an Illinois corporation)

   It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of Illinois:
   a. The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.
   b. The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and
   c. The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of "The Business Corporation Act of 1983" of the State of Illinois with respect to the rights of dissenting shareholders.
- --------------------------------------------------------------------------------

7. (Complete this item if reporting a merger under (S)11.30-90% owned subsidiary provisions.)
      n/a

   a. The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:


                                   Total Number of Shares             Number of Shares of Each Class
                                         Outstanding                    Owned Immediately Prior to
     Name of Corporation                of Each Class                 Merger by the Parent Corporation

- ------------------------------     -----------------------------     ----------------------------------
- ------------------------------     -----------------------------     ----------------------------------
- ------------------------------     -----------------------------     ----------------------------------
- ------------------------------     -----------------------------     ----------------------------------
- ------------------------------     -----------------------------     ----------------------------------

   b. The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary
      corporation was                  , 19                       .

      Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary
      corporations received?                      /_/ Yes              /_/ No

      (If the answer is "No", the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)

8. The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated  June 24, 1992

attested by   /s/ Otis H. Halleen
           -----------------------------
           (Signature of Secretary or
            Assistant Secretary)

           Otis H. Halleen, Secretary
          -------------------------------
           (Type or Print Name and Title)

Dated June 24, 1992

attested by  /s/ B. Neal Perkey
            -----------------------------
            (Signature of Secretary or
             Assistant Secretary)

            B. Neal Perkey, Asst. Secretary
           ------------------------------
           (Type or Print Name and Title)

Dated         , 19

attested by
            -----------------------------
            (Signature of Secretary or
             Assistant Secretary)


           ------------------------------
           (Type or Print Name and Title)


       United Stationers Supply Co.
- ----------------------------------------
        (Exact Name of Corporation)

by         /s/ Jeffrey K. Hewson
- ----------------------------------------
(Signature of President or Vice President)

      Jeffrey K. Hewson, President
- ----------------------------------------
     (Type or Print Name and Title)


         SDC Distributing Corp.
- ----------------------------------------
       (Exact Name of Corporation)

by          /s/ Richard A. Baker
- ----------------------------------------
(Signature of President or Vice President)

      Richard A. Baker, President
- ----------------------------------------
    (Type or Print Name and Title)



- ----------------------------------------
       (Exact Name of Corporation)

by
- ----------------------------------------
(Signature of President or Vice President)


- ----------------------------------------
    (Type or Print Name and Title)

                            File Number 1648-748-1

                               STATE OF ILLINOIS
                                   OFFICE OF
                            THE SECRETARY OF STATE

Whereas, ARTICLES OF MERGER OF

                         UNITED STATIONERS SUPPLY CO.

INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the
                  Great Seal of the State of Illinois, at the City of
(SEAL) Springfield, this 23rd day of MARCH A.D. 1995 and of the Independence of the United States the two hundred and 19th.

                                  /s/ George H. Ryan
                                  ----------------------------------------
                                  Secretary of State

                              ARTICLES OF MERGER
                           CONSOLIDATION OR EXCHANGE

Form BCA-11.25
(Rev. Jan. 1991)                                          File # 1648-748-1

George H. Ryan
Secretary of State                                         SUBMIT IN DUPLICATE
Department of Business Services
Springfield, IL 62756                                     This space for use by
Telephone (217) 782-6961                                   Secretary of State

   DO NOT SEND CASH!                                      Date 3/23/95
Remit payment in check or money
order, payable to "Secretary of State."                   Filing Fee   $100.00
Filing Fee is $100, but if merger or con-
solidation of more than 2 corporations,                   Approved:  X
$50 for each additional corporation.

                                     FILED
                                MARCH 23, 1995
                                GEORGE H. RYAN
                              SECRETARY OF STATE

                                     PAID
                                MARCH 27, 1995
- --------------------------------------------------------------------------------

1. Names of the corporations proposing to merge, and the state or country of their incorporation:

         Name of Corporation                  State or Country of Incorporation

UNITED STATIONERS SUPPLY CO.                  Illinois 1648-748-1

MICROUNITED INC.                              Delaware 5356-555-7

- -----------------------------------------     ---------------------------------

- -----------------------------------------     ---------------------------------

- --------------------------------------------------------------------------------
2. The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.

- --------------------------------------------------------------------------------

3. (a) Name of the surviving corporation:      UNITED STATIONERS SUPPLY CO.

   (b) it shall be governed by the laws of:    ILLINOIS

- --------------------------------------------------------------------------------

4. Plan of merger is as follows:

                 If not sufficient space to cover this point,
                     add one or more sheets of this size.

                            See attached Exhibit A

                                   EXPEDITED
                                MARCH 23, 1995
                              SECRETARY OF STATE

                                   EXPEDITED
                                AUGUST 31, 1994
                              SECRETARY OF STATE

                         PLAN AND AGREEMENT OF MERGER

THIS AGREEMENT dated as of August 31, 1994 by and between: MICROUNITED INC., a Delaware corporation ("MU"), and UNITED STATIONERS SUPPLY CO., an Illinois corporation ("USSCo.") (Said corporations are hereinafter sometimes called ("Constituent Corporations"), and UNITED STATIONERS INC., a Delaware corporation ("Parent").

     A. MU is a corporation organized and existing under the laws of the State of Delaware. The authorized capital stock of MU consists of 1,000 shares of common stock, $1.00 par value per share, all of which shares are issued and outstanding.

     B. USSCo. is a corporation organized and existing under the laws of the State of Illinois. The authorized capital stock of USSCo. consists of 890,000 shares of common stock, $1.00 par value per share, 880,000 of which shares are issued and outstanding.

     C. All of the issued and outstanding shares of both Constituent Corporations are held by Parent.

     D. Parent desires to provide for the merger of MU into USSCo. by a statutory merger of the parties intended to qualify as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986 as amended.

     E. Parent, as the sole shareholder of each of the Constituent Corporations waives the 30-day period for notice as specified in Section 11.30(b) of the Illinois Business Corporation Act of 1983 ("BCA").

THEREFORE, the parties agree to the following terms and conditions of merger and the mode of carrying it into effect:

    1. Merger. Pursuant to Section 11.30 of the BCA and in accordance with this Agreement, MU shall be merged into USSCo., which shall be the surviving corporation, and the separate existence of MU shall cease upon the effectiveness of its merger with and into USSCo.

    2. Effectiveness. The merger shall be effective at 5:00 p.m. Central Daylight Savings Time, on the date the Articles of Merger are filed with the Secretary of State of the State of Illinois in accordance with the BCA. Upon the merger becoming effective, USSCo. shall possess all the rights and privileges, powers and franchises, and be subject to all the restrictions, disabilities and duties of the Constituent Corporations; and all property, real, personal and mixed and all debts due to either of the Constituent Corporations on whatever account and all other things in action or belonging to either of the Constituent Corporations shall be vested in USSCo., and all and every other interest shall be thereafter as effectively the property of USSCo. as they were of the respective Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the merger, but all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities, obligations and duties of the respective Constituent Corporations shall attach to USSCo., and may be entered against it to the same extent as if the debts, liabilities, obligations and duties had been contracted by it.

    3. Name. The name of the surviving corporation shall continue to be United Stationers Supply Co.

    4. Articles of Incorporation and By-Laws. The Articles of Incorporation and By-Laws of USSCo. in effect on the effective date of the merger shall be the Articles of Incorporation and By-Laws of the surviving corporation.

    5. Office and Registered Agent. The principal office, the registered office and the registered agent of USSCo. on the effective date of the merger shall remain the same.

    6. Officers and Directors. The persons who are officers and/or directors of USSCo. on the effective date of the merger shall continue to be the respective directors and officers of the surviving corporation until the next annual meeting of the shareholder and directors of USSCo. and until their successors are elected and qualified.

    IN WITNESS WHEREOF, the parties, pursuant to the authority duly given by resolutions adopted by their respective Boards of Directors, have caused this Agreement to be duly executed as of the date shown above.

                                      UNITED STATIONERS INC.
                                      A Delaware corporation

ATTEST:

/s/ Otis H. Halleen                   By: /s/ Joel D. Spungin
- ----------------------------------    ------------------------------------------
    Secretary                             Joel D. Spungin, Chairman of the Board
                                          and Chief Executive Officer

(SEAL)

                                      MICROUNITED INC.
                                      A Delaware corporation

ATTEST:

/s/ Otis H. Halleen                   By: /s/ Allen B. Kravis
- ----------------------------------    ------------------------------------------
    Secretary                             Allen B. Kravis, Sr. Vice President

(SEAL)

                                      UNITED STATIONERS SUPPLY CO.
ATTEST:                               an Illinois corporation

/s/ Otis H. Halleen                   By: /s/ Allen B. Kravis
- ----------------------------------    ------------------------------------------
    Secretary                             Allen B. Kravis, Sr. Vice President

(SEAL)

5. Plan of merger was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:
               Not Applicable

   (The following items are not applicable to mergers under (S) 11.30-90% owned subsidiary provisions. See Article 7.)

   (Only "X" one box for each corporation)


                            By the shareholders, a resolu-
                            tion of the board of directors
                            having been duly adopted and        By written consent of the
                            submitted to a vote at a meet-      shareholders having not less
                            ing of shareholders. Not less       than the minimum number of
                            than the minimum number of          votes required by statute and        By written consent
                            votes required by statute and       by the articles of incorpora-        of ALL the share-
                            by the articles of incorporation    tion. Shareholders who have          holders entitled to
                            voted in favor of the action        not consented in writing have        vote on the action
                            taken.                              been given notice in accor-          in accordance with
Name of Corporation                          ((S) 11.20)        dance with (S) 7.10 ((S) 11.220)     (S) 7.10 & (S) 11.20
- -------------------         --------------------------------    --------------------------------     --------------------

- --------------------------              /_/                                /_/                             /_/

- --------------------------              /_/                                /_/                             /_/

- --------------------------              /_/                                /_/                             /_/

- --------------------------              /_/                                /_/                             /_/

- --------------------------              /_/                                /_/                             /_/

- --------------------------------------------------------------------------------
6. (Not applicable if surviving, new or acquiring corporation is an Illinois corporation)

   It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of Illinois:
   a. The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.
   b. The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and
   c. The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of "The Business Corporation Act of 1983" of the State of Illinois with respect to the rights of dissenting shareholders.
- --------------------------------------------------------------------------------

7. (Complete this item if reporting a merger under (S)11.30-90% owned subsidiary provisions.)

   a. The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:


                                   Total Number of Shares             Number of Shares of Each Class
                                         Outstanding                    Owned Immediately Prior to
     Name of Corporation                of Each Class                 Merger by the Parent Corporation
MicroUnited Inc.                            1,000                                   1,000

United Stationers Supply Co.              880,000                                 880,000

- ------------------------------     -----------------------------     ----------------------------------
- ------------------------------     -----------------------------     ----------------------------------
- ------------------------------     -----------------------------     ----------------------------------

   b. The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary
      corporation was                  , 19                       .

Not Applicable

      Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary
      corporations received?                      /_/ Yes              /_/ No

      (If the answer is "No", the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)

8. The undersigned corporation has caused these articles to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated  August 31, 1992

attested by   /s/ Otis H. Halleen
           -----------------------------
           (Signature of Secretary or
            Assistant Secretary)

           Otis H. Halleen, Secretary
          -------------------------------
           (Type or Print Name and Title)

Dated                     , 19

attested by
            -----------------------------
            (Signature of Secretary or
             Assistant Secretary)


           ------------------------------
           (Type or Print Name and Title)

Dated         , 19

attested by
            -----------------------------
            (Signature of Secretary or
             Assistant Secretary)


           ------------------------------
           (Type or Print Name and Title)


          UNITED STATIONERS INC.
- ----------------------------------------
        (Exact Name of Corporation)

by         /s/ Allen B. Kravis
- ----------------------------------------
(Signature of President or Vice President)

  Allen B. Kravis, Sr. Vice President
- ----------------------------------------
     (Type or Print Name and Title)



- ----------------------------------------
       (Exact Name of Corporation)

by
- ---------------------------------------
(Signature of President or Vice President)


- ----------------------------------------
    (Type or Print Name and Title)



- ----------------------------------------
       (Exact Name of Corporation)

by
- ----------------------------------------
(Signature of President or Vice President)


- ----------------------------------------
    (Type or Print Name and Title)

                            File Number 1648-748-1

                               STATE OF ILLINOIS
                                   OFFICE OF
                            THE SECRETARY OF STATE

Whereas, ARTICLES OF MERGER OF

                         UNITED STATIONERS SUPPLY CO.

INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

     In Testimony Whereof, I hereto set my hand and cause to be affixed the
                  Great Seal of the State of Illinois, at the City of
(SEAL) Springfield, this 30th day of MARCH A.D. 1995 and of the Independence of the United States the two hundred and 19th.

                                  /s/ George H. Ryan
                                  ----------------------------------------
                                  Secretary of State

                              ARTICLES OF MERGER
                           CONSOLIDATION OR EXCHANGE

Form BCA-11.25
(Rev. Jan. 1995)                                          File # 1648-748-1

George H. Ryan
Secretary of State                                         SUBMIT IN DUPLICATE
Department of Business Services
Springfield, IL 62756                                     This space for use by
Telephone (217) 782-6961                                   Secretary of State

   DO NOT SEND CASH!                                      Date 3/30/95
Remit payment in check or money
order, payable to "Secretary of State."                   Filing Fee   $100.00
Filing Fee is $100, but if merger or
consolidation of more than 2 corpo-                       Approved:  X
rations, $50 for each additional cor-
poration.

                                     FILED
                                MARCH 30, 1995
                                GEORGE H. RYAN
                              SECRETARY OF STATE

                                     PAID
                                MARCH 30, 1995
- --------------------------------------------------------------------------------

1. Names of the corporations proposing to merge, and the state or country of their incorporation:

     Name of Corporation              State or Country     Corporation File No.
                                      Of Incorporation

UNITED STATIONERS SUPPLY CO.          Illinois              1648-748-1

ASSOCIATED STATIONERS, INC.           Delaware              5662-169-5

- -----------------------------         -----------------     -------------------

- -----------------------------         -----------------     -------------------

- --------------------------------------------------------------------------------
2. The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.

- --------------------------------------------------------------------------------

3. (a) Name of the surviving corporation:      UNITED STATIONERS SUPPLY CO.

   (b) it shall be governed by the laws of:    Illinois

- --------------------------------------------------------------------------------

4. Plan of merger is as follows:               See Exhibit A, attached hereto.

                 If not sufficient space to cover this point,
                     add one or more sheets of this size.



                                   EXPEDITED
                                MARCH 30, 1995
                              SECRETARY OF STATE

                                                                       EXHIBIT A

                         AGREEMENT AND PLAN OF MERGER

       This Agreement and Plan of Merger, dated as of March 30, 1995, is made and entered into between Associated Stationers, Inc., a Delaware corporation ("ASI"), and United Stationers Supply Co., an Illinois corporation (USSC").

    1. Parties to the Merger; Effective Date. Pursuant to the provisions of this Agreement and Plan of Merger, the General Corporation Law of the State of Delaware (the "DGCL") and the Business Corporation Act of the State of Illinois (the "IBCA"), ASI shall be merged with and into USSC (the "Merger"). USSC, which shall be the surviving corporation, is hereinafter sometimes referred to as the "Surviving Corporation." The Merger shall become effective upon the filing of properly executed articles of merger (the "Articles of Merger") in the office of the Secretary of State. As used in this Agreement and Plan of Merger, the term "Effective Date" shall mean the date and time at which a certificate of merger has been issued by the Secretary of State of the State of Illinois.

    2. Capitalization of Constituent Corporations. (a) The authorized capital stock of ASI is 3,000 shares of common stock, $0.01 par value ("ASI Common Stock"), of which 1,000 shares are validly issued and outstanding, fully paid, non-assessable and owned by United Stationers Inc., a Delaware corporation ("USI").

       (b) The authorized capital stock of USSC is 890,000 shares of common stock, $1.00 par value ("USSC Common Stock"), of which 880,000 shares are validly issued and outstanding, fully paid, non-assessable, and owned by USI.

    3. Effect of the Merger. (a) From and after the Effective Date (i) the Articles of Incorporation and Bylaws of USSC in effect immediately prior to the Effective Date shall continue to be its Articles of Incorporation and Bylaws until amended or repealed in a manner provided by law; (ii) each of the officers and directors of USSC in office immediately prior to the Effective Date shall remain its officers and directors until their respective successors are duly elected or appointed; and (iii) USI, as the former holder of the shares of USSC Common Stock and ASI Common Stock, shall only be entitled to the rights provided in this Agreement and Plan of Merger or to its dissenters' rights provided by the IBCA or the DGCL.

    4. Conversion of Securities. (a) Each authorized or issued and outstanding share of USSC Common Stock shall not in any way be affected by the Merger.

       (b) All shares of ASI Common Stock outstanding on the Effective Date shall be cancelled and cease to be outstanding, without any payment being made in respect thereof.

    5. Transfer of Certificates. After the Effective Date there shall be no transfers on the stock transfer books of ASI of the shares of ASI Common Stock which were issued and outstanding immediately prior to the Effective Date.

    6. Amendment and Termination. The Boards of Directors of USSC and ASI may amend this Agreement and Plan of Merger at any time prior to the Effective Date. An amendment made subsequent to the submission of the plan to the shareholder of either party to the Merger shall not (i) alter or change the amount or kind of securities or cash which the shareholders of ASI will have the right to receive in the Merger or (ii) alter or change any of the terms or conditions of the plan if such alteration or effect would adversely affect the shares of any class or series of either USSC or ASI.

    The Boards of Directors of USSC and ASI may terminate and abandon this Agreement and Plan of Merger at any time prior to the Effective Date, subject to any contractual rights, without further shareholder action, in such manner as shall be agreed upon by USSC and ASI.

    7. Counterparts. This Agreement and Plan of Merger may be executed in or more counterparts, each of which shall be deemed to be an original, but which together shall constitute a single agreement.

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be executed and attested by the duly authorized officers as of the date first written above.

                                        ASSOCIATED STATIONERS, INC.

                                        By: /s/ Thomas W. Sturgess
                                            -----------------------------------
                                                Thomas W. Sturgess
                                                Chairman of the Board

ATTEST:

/s/ Gary G. Miller
- -----------------------------------
    Gary G. Miller
    Secretary

                                        UNITED STATIONERS SUPPLY CO.

                                        By: /s/ Thomas W. Sturgess
                                            -----------------------------------
                                                Thomas W. Sturgess
                                                Chairman of the Board

ATTEST:

/s/ Gary G. Miller
- ------------------------------------
    Gary G. Miller
    Secretary
               merger
5. Plan of consolidation was approved, as to each corporation not organized in exchange
   Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:

   (The following items are not applicable to mergers under (S) 11.30-90% owned subsidiary provisions. See Article 7.)

   (Only "X" one box for each corporation)


                            By the shareholders, a reso-
                            lution of the board of direc-
                            tors having been duly               By written consent of the
                            adopted and submitted to a          shareholders having not less
                            vote at a meeting of share-         than the minimum number of
                            holders. Not less than the          votes required by statute and        By written consent
                            minimum number of votes             by the articles of incorpora-        of ALL the share-
                            required by statute and by          tion. Shareholders who have          holders entitled to
                            the articles of incorporation       not consented in writing have        vote on the action
                            voted in favor of the action        been given notice in accor-          in accordance with
Name of Corporation         taken.            ((S) 11.20)       dance with (S) 7.10 ((S) 11.220)     (S) 7.10 & (S) 11.20
- -------------------         --------------------------------    --------------------------------     --------------------

- --------------------------              /_/                                /_/                             /_/

- --------------------------              /_/                                /_/                             /_/

- --------------------------              /_/                                /_/                             /_/

- --------------------------              /_/                                /_/                             /_/

- --------------------------              /_/                                /_/                             /_/

- --------------------------------------------------------------------------------
6. (Not applicable if surviving, new or acquiring corporation is an Illinois corporation)

   It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of Illinois:
   a. The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.
   b. The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and
   c. The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of "The Business Corporation Act of 1983" of the State of Illinois with respect to the rights of dissenting shareholders.
- --------------------------------------------------------------------------------

7. (Complete this item if reporting a merger under (S)11.30-90% owned subsidiary provisions.)

   a. The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:


                                   Total Number of Shares             Number of Shares of Each Class
                                         Outstanding                    Owned Immediately Prior to
     Name of Corporation                of Each Class                 Merger by the Parent Corporation

Associated Stationers, Inc.                     1,000                                   1,000

United Stationers Supply Co.                  880,000                                 880,000

- ------------------------------     -----------------------------     ----------------------------------
- ------------------------------     -----------------------------     ----------------------------------
- ------------------------------     -----------------------------     ----------------------------------

   b. (Not applicable to 100% owned subsidiaries)
      The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary
      corporation was                  , 19                       .

      Was written consent for the merger or written waiver of the 30-day period by the holders of all the outstanding shares of all subsidiary
      corporations received?                      /_/ Yes              /_/ No

      (If the answer is "No", the duplicate copies of the Articles of Merger may not be delivered to the Secretary of State until after 30 days following the mailing of a copy of the plan of merger and of the notice of the right to dissent to the shareholders of each merging subsidiary corporation.)

8. The undersigned corporation have caused these articles to be signed by their duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true. (All signatures must be in BLACK INK.)

Dated  March 30, 1995

attested by   /s/ Daniel H. Bushell
           -----------------------------
           (Signature of Secretary or
            Assistant Secretary)

         Daniel H. Bushell, Assistant Secretary
         --------------------------------------
           (Type or Print Name and Title)

Dated March 30, 1995

attested by  /s/ Daniel H. Bushell
            -----------------------------
            (Signature of Secretary or
             Assistant Secretary)

         Daniel H. Bushell, Assistant Secretary
         --------------------------------------
           (Type or Print Name and Title)

Dated         , 19

attested by
            -----------------------------
            (Signature of Secretary or
             Assistant Secretary)


           ------------------------------
           (Type or Print Name and Title)


       United Stationers Supply Co.
- ----------------------------------------
        (Exact Name of Corporation)

by         /s/ Thomas W. Sturgess
- ----------------------------------------
(Signature of President or Vice President)

      Thomas W. Sturgess, Chairman
- ----------------------------------------
     (Type or Print Name and Title)


      Associated Stationers, Inc.
- ----------------------------------------
       (Exact Name of Corporation)

by     /s/ Thomas W. Sturgess
- ----------------------------------------
(Signature of President or Vice President)

     Thomas W. Sturgess, Chairman
- ----------------------------------------
    (Type or Print Name and Title)



- ----------------------------------------
       (Exact Name of Corporation)

by
- ----------------------------------------
(Signature of President or Vice President)


- ----------------------------------------
    (Type or Print Name and Title)

                             Form BCA (12 or 110)

1648-748-1                                            Date          10/14/??
                                                      Filing Fee    $5.00
                                                      Clerk         AG

      CERTIFICATE OF CHANGE OF REGISTERED AGENT AND REGISTERED OFFICE BY
                 A FOREIGN OR DOMESTIC CORPORATION OF ILLINOIS

STATE OF ILLINOIS     )
                      )  ss.
COOK COUNTY           )

TO Michael J. Howlett
   Secretary of State,
   Springfield, Illinois

  The undersigned corporation, organized and existing under the laws of the State of Illinois for the purpose of changing its registered agent and its registered office, or both, in Illinois as provided by "The Business Corporation Act," of Illinois represents that:

  1. The name of the corporation is UNITED STATIONERS SUPPLY CO.

  2. The address, including street and number, if any, or its present registered office (before change) is 1701 South First Avenue, Maywood, Illinois 60153

  3. Its registered office (including street and number if any change in the registered office is to be made) is hereby changed to c/o C T Corporation System, 208 S. LaSalle Street, in the City of CHICAGO (60604) County of COOK.

  4. The name of its present registered agent (before change) is Harry Hecktman.

  5. The name of the new registered agent is C T CORPORATION SYSTEM

  6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

  7. Such change was authorized by resolution duly authorized by the board of directors.

                                    (OVER)

(ILL. - 215 - 6/27/73)

  IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Vice President, attested by its Secretary, this 3rd day of October, A.D. 1980.

                                     UNITED STATIONERS SUPPLY CO.
                                     ---------------------------------------
                                              (Exact Corporate Title)

                                  By /s/ M. Gardner
                                     ---------------------------------------
                                                  Vice President

    Place
(Corporate Seal)
    Here

Attest:

    Jerold A. Hecktman
- --------------------------
        Secretary

STATE OF ILLINOIS        )
                         ) ss.
COUNTY OF COOK           )

  I, George Chrismer, a Notary Public, do hereby certify that on the 3rd day of October, A.D. 1980, personally appeared before me Marshall Gardner who declares he is Vice President of the corporation, executing the foregoing document, and being duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

  IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

     Place                                 /s/ George K. Chrismer
(Notarial Seal)                     -----------------------------------
     Here                                        Notary Public
                                               STATE OF ILLINOIS
                                     MY COMMISSION EXPIRES DEC. 7, 1980

                                     PAID
                                 OCT. 14, 1980

                             FORM BCA (12 OR 110)

                             Box D 1648 File 748-1

===============================================================================

                          CHANGE OF REGISTERED AGENT
                                 AND OFFICE OF

                         United Stationers Supply Co.

                               Filing Fee $1.00

                                    NOTICE

  This certificate must be filed in duplicate. The corporation cannot act as its own registered agent.

  The registered office may be, but need not be, the same as the place of business of the corporation, but the registered office and the address of the registered agent must be the same.

  Any subsequent change in the registered office or agent must be reported immediately to the Secretary of State on blanks furnished for that purpose.

                                     FILED
                                 OCT. 11, 1980
                                 Alan J. Dixon
                              Secretary of State

================================================================================

                               STATE OF ILLINOIS

                       Office of the Secretary of State

  I hereby certify that this is a true and correct copy, consisting of Eighty-One pages, as taken from the original on file in this office.

                                          /s/ George H. Ryan
(SEAL)                                    -------------------------------
                                                 GEORGE H. RYAN
                                               SECRETARY OF STATE

                                          DATED: April 25, 1995

                                      By: /s/ James P. Presley, Jr.
                                          -------------------------------

                                   EXPEDITED
                              SECRETARY OF STATE
                                  APR 25 1995
                                EXP. FEES 25.00
                               COPY-CERT. 45.00